SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): January 5, 2001
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                                EDG Capital, Inc.
                                -----------------
             (Exact name of registrant as specified in its charter)

   New York                      33-37674-NY                     11-3023098
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(State or other             (Commission File Number)           (IRS Employer
jurisdiction of                                              Identification No.)
 incorporation)

                 700 Stewart Avenue, Garden City, New York 11530
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               (Address of principal executive offices, zip code)

       Registrant's telephone number, including area code: (516) 222-7749
                                                           --------------

                                       N/A
                                       ---
          (Former name or former address, if changed since last report)

Item 5. Other Events.

      Robert G. M. Keating, Maurice H. Kolodin and Gail Sheilds resigned from the Company's board of directors on January 5, 2001, January 5, 2001 and January 15, 2001, respectively. On January 15, 2001, Stanley F. Barshay was elected to the board to fill one of the vacancies resulting from the resignations of Messrs. Keating and Kolodin and Ms. Shields. The resignations and Mr. Barshay's election to the board were effected in order to bring directors with substantial experience in the pharmaceuticals industry to the board.

Item 7.     Financial Statements and Exhibits.

(c)         Exhibits

99.1        EDG Capital, Inc. Press Release issued January 17, 2001.


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

                                    SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        EDG CAPITAL, INC.


Dated: January 17, 2001                 By: /s/ Jack Schwartzberg
                                            ------------------------------------
                                            Jack Schwartzberg
                                            Chief Executive Officer,
                                            President and Chairman


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